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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  MAY 25, 2006
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                              PACIFIC ETHANOL, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-21467                41-2170618
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

  5711 N. WEST AVENUE, FRESNO, CALIFORNIA                   93711
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  (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (559) 435-1771
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(1) SECURITIES PURCHASE AGREEMENT DATED AS OF MAY 25, 2006 BY AND AMONG PACIFIC ETHANOL, INC. AND THE INVESTORS LISTED ON THE SCHEDULE OF INVESTORS ATTACHED THERETO AS EXHIBIT A

(2)  FORM OF WARRANT DATED MAY 31, 2006

     On May 25, 2006, Pacific Ethanol, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") dated as of May 25, 2006 by and among the Company and forty-five (45) investors listed on the Schedule of Investors attached thereto as Exhibit A (the "Purchasers"). The transaction was closed on May 31, 2006 (the "Closing Date"). The Purchase Agreement provides for the sale by the Company and the purchase by the Purchasers of an aggregate of 5,496,583 shares (the "Shares") of the Company's common stock, $.001 par value per share ("Common Stock"), for an aggregate purchase price of approximately $145 million in cash. The purchase price per share was $26.38. The Company also issued to the Purchasers warrants (the "Warrants") to purchase an aggregate of 2,748,297 shares (the "Warrant Shares") of the Company's Common Stock at an exercise price of $31.55 per share. The Purchase Agreement includes customary representations and warranties on the part of both the Company and the Purchasers.

     The Company has agreed to pay cash placement agent fees of approximately $7.25 million to Cowen and Company, LLC who acted as exclusive placement agent in connection with the offering, and up to an additional approximately $3.90 million in the event that all Warrants are exercised in full by the Purchasers.

     The Company has agreed to register for resale the Shares and the Warrant Shares. The registration obligations require, among other things, that the Company file an initial registration statement with the Securities and Exchange Commission ("SEC") no later than June 30, 2006 and cause the registration statement to be declared effective on the date which is the earliest of (i) if the Registration Statement does not become subject to review by the SEC, (a) ninety (90) days after the Closing Date or (b) five (5) trading days after the Company receives notification from the SEC that the Registration Statement will not become subject to review and the Company fails to request to accelerate the effectiveness of the Registration Statement, or (ii) if the Registration Statement becomes subject to review by the SEC, one hundred and twenty (120) days after the Closing Date (the "Required Effectiveness Date").

     If the Company is unable to meet these obligations or is unable to maintain the effectiveness of the registration in accordance with the requirements of the Purchase Agreement, then an event of default will have occurred, and the upon the occurrence of such event and upon every monthly anniversary thereafter until such event is cured, the Company will be required to pay to each Purchaser, in additional to any other damages suffered by the Purchaser, liquidated damages, and not as a penalty, of an amount equal to 1% of the amount paid by the Purchaser for the Shares still owned by the Purchaser on the date of the event. The maximum aggregate amount of such damages payable to any Purchaser, when aggregated with all such payments paid to all Purchasers, is 10% of the aggregate purchase price for the Shares.


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     The Warrants contain customary anti-dilution provisions for stock splits, stock dividends and the like and contain a cashless exercise feature that will permit the Warrants to be exercised for a net number of shares using the spread between the Warrant exercise price and the average of the closing sale prices for the five trading days immediately prior to the exercise of the Warrant as payment for a reduced number of common shares. Use of the cashless exercise feature by the Purchasers is limited to times when a valid resale prospectus is not then available for use by the Purchasers following the Required Effectiveness Date.

     The Purchase Agreement also provides for customary piggy-back registration rights, to which the Purchasers are entitled in the event that there is no effective Registration Statement covering all of the Shares and Warrant Shares, whereby the Purchasers can cause the Company to register such shares for resale in connection with the Company's filing of a Registration Statement with the Securities and Exchange Commission to register shares in another offering.

     The Purchase Agreement and the Company's placement agent arrangements contain various indemnification provisions in connection with the offering and registration of the Shares and Warrants Shares.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     As described in Item 1.01 above, on May 31, 2006, the Company sold to the Purchasers an aggregate of 5,496,583 shares of Common Stock at a purchase price of $26.38 per share and Warrants to purchase an aggregate of 2,748,297 shares of Common Stock at an exercise price of $31.55 per share. The disclosures contained in Item 1.01 of this Report on Form 8-K are incorporated herein by reference.

     Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
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          None.

     (b)  Pro Forma Financial Information.
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          None.


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     (c)  Exhibits.
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          Number  Description
          ------  -----------

          10.1 Securities Purchase Agreement dated as of May 25, 2006 by and among Pacific Ethanol, Inc. and the investors listed on the Schedule of Investors attached thereto as Exhibit A

          10.2    Form of Warrant dated May 31, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2006               PACIFIC ETHANOL, INC.


                                 By: /S/ WILLIAM G. LANGLEY
                                     -------------------------------------------
                                     William G. Langley, Chief Financial Officer



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                         EXHIBITS FILED WITH THIS REPORT

Number    Description
------    -----------

10.1 Securities Purchase Agreement dated as of May 25, 2006 by and among Pacific Ethanol, Inc. and the investors listed on the Schedule of Investors attached thereto as Exhibit A

10.2      Form of Warrant dated May 31, 2006



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